UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23806

Pender Real Estate Credit Fund

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of Principal Executive Offices)

Timothy M. Bonin

235 West Galena Street

Milwaukee, WI 53212

(Name and Address of Agent for Service)

Copies to:

Joshua B. Deringer, Esq.

Faegre Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

215-988-2700

Registrant's telephone number, including area code: (414) 299-2270

Date of fiscal year end: December 31

Date of reporting period: June 30, 2026

Item 1. Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

Pender Real Estate Credit Fund

Semi-Annual Report June 30, 2026 (Unaudited)

i

Pender Real Estate Credit Fund Consolidated Schedule of Investments June 30, 2026 (Unaudited)
	Spread	Coupon Rate (%)	Maturity Date	Original Acquisition Date	Principal Amount	Cost(1)	Fair Value
Private Debt — 124.4%(2)(3)
Assisted Living — 2.1%
2601 Tandy ABL I Holdings, LLC(4)	N/A	0.00(5)	8/1/2026	4/1/2023	$11,950,000	$12,033,571	$10,121,571

Gas/Service Station — 1.2%
Trilogy Holdings, LLC Fuels(4)(6)	SOFR1M + 6.91%	11.75	12/1/2026	10/28/2024	5,575,000	5,523,527	5,523,527

Industrial — 9.9%
2528 Hondo Ave., LLC(4)	N/A	9.75	9/1/2027	8/30/2024	9,000,000	6,422,252	6,422,252
Farm to Market Industries, LLC(4)(6)	SOFR1M + 4.47%	8.75	6/1/2027	5/30/2025	32,500,000	29,463,450	29,509,200
Finn Equipment Leasing, LLC(4)(6)	SOFR1M + 4.46%	8.75	2/1/2027	1/28/2025	14,000,000	11,618,621	11,636,621
						47,504,323	47,568,073

Mixed Use — 4.5%
1810 Chestnut Street Development, LLC(6)(7)	TBILL1M + 8.17%	11.80	3/1/2026	8/2/2022	13,350,000	11,371,675	11,116,300
The Elms MT, LLC(4)	N/A	8.74	4/1/2028	4/29/2024	20,000,000	10,576,221	10,530,946
						21,947,896	21,647,246

Multifamily — 98.7%
201 Clark RD Apts LLC(4)	N/A	8.25	1/1/2027	12/19/2025	23,250,000	21,501,732	21,536,607
2201 SW NYE, LLC(6)	SOFR1M + 4.48%	8.75	2/1/2027	1/10/2025	3,375,000	3,353,368	3,358,430
268 Cedar Hill Apts LLC	N/A	10.25	12/19/2026	12/19/2025	10,000,000	9,501,126	9,516,126
512 Mesquite Apts LLC	N/A	10.25	12/19/2026	12/19/2025	12,500,000	10,513,916	10,532,666
Atlanta 330, LLC(4)	N/A	9.75	6/1/2027	8/13/2024	43,750,000	36,013,908	36,038,068
Bayview West Apartments LLC(4)	N/A	7.75	11/1/2026	10/30/2025	3,400,000	3,227,025	3,232,125
Brazos Lauradale, LLC(6)	SOFR1M + 3.84%	7.49	10/1/2026	9/19/2025	13,750,000	13,819,209	13,819,209
Brazos Liberty Crossing, LLC	N/A	11.00	11/1/2026	10/27/2025	6,500,000	6,499,410	6,509,160
Brazos Meadows, LLC(4)	N/A	7.75	12/4/2026	12/4/2025	18,050,000	17,355,210	17,382,285
Camelot Village Apts LLC(4)	N/A	8.25	1/1/2027	12/19/2025	39,750,000	35,633,941	35,693,566
Eagles Manor MT, LLC	N/A	8.25	3/1/2027	2/26/2026	9,375,000	8,069,937	8,084,000
FC Armature, LLC(4)(6)	SOFR1M + 3.37%	7.75	10/1/2026	9/17/2025	13,500,000	11,117,598	11,137,848
Grandview Apartments 1002, LLC(6)	SOFR + 4.61%	9.25	3/1/2027	2/27/2023	5,800,000	5,818,000	5,818,000
Huntington 1401 LLC	N/A	9.75	12/3/2027	12/3/2025	193,855	177,092	177,092
Lakeview 28, LLC(6)	SOFR1M + 3.43%	8.75	9/1/2026	8/29/2024	3,500,000	2,827,928	2,832,128
LNX Uptown, LLC(4)	N/A	7.75	5/1/2027	5/24/2024	30,040,000	22,716,049	22,758,109
Lumberton MFD, LLC(4)	N/A	8.25	5/1/2027	4/30/2025	19,600,000	16,163,535	16,192,935
Magnolia TH, LLC(4)	N/A	8.25	5/1/2027	4/24/2025	30,000,000	9,339,106	9,339,106

Pender Real Estate Credit Fund Consolidated Schedule of Investments — (Continued) June 30, 2026 (Unaudited)
	Spread	Coupon Rate (%)	Maturity Date	Original Acquisition Date	Principal Amount	Cost(1)	Fair Value
MavDevMan P1, LLC(4)(6)	SOFR1M + 3.93%	8.25	6/1/2028	5/28/2025	$45,000,000	$22,819,914	$23,116,914
MF Carisma LLC	N/A	11.75	12/3/2027	12/3/2025	11,537,159	10,293,014	10,264,171
MF Helios LLC	N/A	11.75	12/3/2027	12/3/2025	18,152,188	16,221,202	16,175,821
MF Lumina LLC	N/A	11.75	12/3/2027	12/3/2025	16,901,563	15,172,230	15,129,976
NPA AP, LLC(4)(6)	SOFR1M + 4.41%	8.75	11/1/2026	4/1/2025	4,475,000	3,463,888	3,463,888
PDGL Trust, LLC	N/A	7.50	6/1/2027	5/23/2024	3,200,000	2,999,259	2,999,259
Pebble Bay Apartments, LLC(4)	N/A	7.75	11/1/2026	10/30/2025	6,900,000	6,628,373	6,638,723
Prosper GP LP, LLC	N/A	8.00	9/1/2026	9/15/2023	26,200,000	26,547,159	26,586,459
Riverbend PEGP, LLC	N/A	5.00(10)	2/1/2027	10/6/2023	19,430,000	19,410,824	19,021,824
Rose Lane Apartments(6)	SOFR1M + 4.46%	8.75	2/1/2027	1/24/2025	3,000,000	3,000,000	2,992,500
S Court Apts, LLC	N/A	7.75	11/1/2026	10/30/2025	6,700,000	6,654,725	6,654,725
Sandman 4 Apartments, LLC(6)	SOFR1M + 3.93%	9.25	12/1/2026	11/16/2023	1,300,000	1,040,190	1,040,190
Solamar Apts LLC & NAE Capital LLC(4)	N/A	8.75	11/1/2026	10/29/2025	17,000,000	14,188,768	14,214,268
Wagner RE, LLC(4)(6)	SOFR1M + 4.41%	9.75	9/1/2026	8/13/2024	12,500,000	12,266,343	12,285,093
WAM Harvey, LLC	N/A	9.00	11/1/2026	3/12/2024	26,800,000	26,302,845	26,343,045
Warrior Fund I, LLC(6)	SOFR1M + 7.46%	11.75	1/1/2027	2/1/2024	41,100,000	39,124,038	39,167,075
Wesley GP, LLC(6)	TBILL1M + 4.00%	6.00	9/1/2026	5/31/2022	9,275,000	7,349,071	7,536,946
Yakima 28, LLC(6)	TBILL1M + 3.93%	8.74	12/1/2026	11/29/2022	3,810,000	3,840,444	3,809,994
						470,970,377	471,398,331

Office — 2.1%
Five Seven Five One Holdings LLC(4)(6)	SOFR1M + 5.35%	9.75	8/1/2026	7/17/2025	11,000,000	10,116,052	10,132,552

Retail — 2.2%
300 NPB LLC	N/A	10.00	11/1/2026	10/21/2025	2,100,000	2,107,148	2,107,148
Lumberton Retail I, LLC(4)	N/A	8.25	5/1/2027	4/30/2025	6,500,000	4,821,391	4,829,341
North Palm Commercial LLC	N/A	10.00	11/1/2026	10/21/2025	3,900,000	3,913,276	3,913,666
						10,841,815	10,850,155

Storage — 3.7%
DT Dev Phase 2, LLC(4)(6)	SOFR1M + 3.43%	7.75	6/1/2028	5/28/2025	13,500,000	12,372,056	12,392,056
MBRV I, LLC & MBRV II, LLC	N/A	8.75	6/1/2027	9/10/2024	6,950,000	5,220,235	5,220,235
						17,592,291	17,612,291
Total Private Debt						596,529,852	594,853,746

Pender Real Estate Credit Fund Consolidated Schedule of Investments — (Continued) June 30, 2026 (Unaudited)
	Spread	Coupon Rate (%)	Maturity Date	Original Acquisition Date	Principal Amount	Cost(1)	Fair Value
Real Estate Owned — 1.1%(8)
Mixed Use — 1.1%
Theos Fedro Holdings, LLC(9)	N/A	N/A	N/A	N/A	N/A	$3,600,000	$5,220,000
Total Real Estate Owned						3,600,000	5,220,000

Total Investments (Cost $600,129,852) — 125.5%							$600,073,746
Liabilities in excess of other assets — (25.5)%							(122,050,091)
Net Assets — 100.0%							$478,023,655

____________

LLC — Limited Liability Company

TBILL1M — One month term U.S. Treasury Bill

SOFR — Secured Overnight Financing Rate

SOFR1M — One month term Secured Overnight Financing Rate

(1)      Cost is equal to carrying value of the loan which includes the current outstanding balance plus or minus any deferred fees or cost.

(2)      All Private Debt investments are exempt under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $594,853,746, which represents 124.4% of total net assets of the Fund.

(3)      All Private Debt investments are Level 3 securities fair valued using significant unobservable inputs.

(4)      A portion of this holding is subject to unfunded commitments. (Note 8)

(5)      The Borrower received an interest waiver from the Fund until August 2027.

(6)      Floating rate security.

(7)      As of June 30, 2026, 1810 Chestnut Street Development, LLC is past due on the maturity payment; the Investment Manager is reviewing for potential default.

(8)      All Real Estate Owned investments are Level 3 holdings fair valued using significant unobservable inputs.

(9)      Theos Fedro Holdings, LLC is held through a wholly owned subsidiary, 819 Ellis CF Holdings, LLC.

(10)    The Borrower received an interest waiver from the Fund until October 2026.

See accompanying Notes to Consolidated Financial Statements.

Pender Real Estate Credit Fund Consolidated Summary of Investments June 30, 2026 (Unaudited)
Security Type	Percent of Total Net Assets
Private Debt	124.4%
Total Private Debt	124.4%
Real Estate Owned	1.1%
Total Real Estate Owned	1.1%
Total Investments	125.5%
Liabilities in excess of other assets	(25.5)%
Net Assets	100.0%
Property Type	Percent of Total Net Assets
Private Debt
Assisted Living	2.1%
Gas/Service Station	1.2%
Industrial	9.9%
Mixed Use	4.5%
Multifamily	98.7%
Office	2.1%
Retail	2.2%
Storage	3.7%
Total Private Debt	124.4%

Real Estate Owned
Mixed Use	1.1%
Total Real Estate Owned	1.1%

Total Investments	125.5%
Liabilities in excess of other assets	(25.5)%
Net Assets	100.0%

See accompanying Notes to Consolidated Financial Statements.

Pender Real Estate Credit Fund Consolidated Statement of Assets and Liabilities June 30, 2026 (Unaudited)
Assets:
Investments, at fair value (cost $600,129,852)	$600,073,746
Cash	8,379,475
Interest receivable	2,180,284
Prepaid expenses	1,120,643
Due from loan participant	2,419
Other receivables	777,730
Fund shares sold receivable	978,443
Total Assets	613,512,740

Liabilities:
Line of credit (Note 10)	131,681,250
Interest payable on lines of credit	702,793
Investment Management Fee	563,873
Incentive fee payable	314,177
Property tax and insurance reserves	894,273
Trustee fees payable	3,988
Other accrued liabilities	1,328,731
Total Liabilities	135,489,085
Commitments and contingencies (Note 8)
Net Assets	$478,023,655

Composition of Net Assets:
Paid-in capital	$478,105,725
Total distributable earnings	(82,070)
Net Assets	$478,023,655

Net Assets Attributable to:
I1 Class Shares	$195,030,814
I2 Class Shares	282,590,523
A Class Shares	402,318
$478,023,655

Shares of Beneficial Interest Outstanding (Unlimited Number of Shares Authorized):
I1 Class Shares	19,422,378
I2 Class Shares	28,135,612
A Class Shares	40,098
47,598,088

Net Asset Value per Share:
I1 Class Shares	$10.04
I2 Class Shares	10.04
A Class Shares	10.03
A Class Shares – Maximum offering price per share (Net asset value per share divided by 0.9425)(1)	10.64

____________

(1)      Reflects a maximum sales charge of 5.75%.

See accompanying Notes to Consolidated Financial Statements.

Pender Real Estate Credit Fund Consolidated Statement of Operations For the Six Months Ended June 30, 2026 (Unaudited)
Investment Income:
Interest income	$27,812,889
Other income	813,874
Total Investment Income	28,626,763

Expenses:
Investment Management Fee (Note 4)	3,383,602
Interest expense on lines of credit	4,286,983
Incentive fee (Note 4)	1,983,866
Legal fees	148,767
Audit and tax fees	158,073
Distribution and servicing fees – I1 Class & A Class (Note 5)	240,178
Fund accounting and administration fees	160,918
Loan servicing fees (Note 4)	116,314
Transfer agency fees	62,483
Custody fees	50,576
Other fees	50,839
Research fees	40,167
Trustee fees	44,988
Chief compliance officer fees	59,455
Insurance fees	4,463
Total Expenses	10,791,672
Net Investment Income	17,835,091

Net Realized Gain on Investments	73,599
Net Change in Unrealized Depreciation on Investments	(474,393)
Net Increase in Net Assets from Operations	$17,434,297

See accompanying Notes to Consolidated Financial Statements.

Pender Real Estate Credit Fund Consolidated Statements of Changes in Net Assets
	For the six months ended June 30, 2026 (Unaudited)	For the year ended December 31, 2025
Net Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$17,835,091	$28,873,622
Net realized gain (loss) on investments	73,599	(70,363)
Net change in unrealized appreciation (depreciation) on investments	(474,393)	100,545
Net Increase (Decrease) in Net Assets Resulting from Operations	17,434,297	28,903,804

Distributions to Shareholders:
Distributions:
I1 Class	(6,963,970)	(11,880,274)
I2 Class	(10,360,250)	(18,386,389)
A Class	(14,296)	(14,641)
Net Decrease in Net Assets from Distributions to Shareholders	(17,338,516)	(30,281,304)

Capital Transactions:
Proceeds from shares sold:
I1 Class	25,899,047	79,734,768
I2 Class	24,121,668	53,767,120
A Class	27,533	460,357
Reinvestment of distributions:
I1 Class	543,296	702,844
I2 Class	716,038	893,867
A Class	1,080	712
Cost of shares repurchased:
I1 Class	(27,948,649)	(27,083,893)
I2 Class	(15,094,673)	(24,117,226)
A Class	—	(96,495)
Net Increase (Decrease) in Net Assets from Capital Transactions	8,265,340	84,262,054

Total Net Increase (Decrease) in Net Assets	8,361,121	82,884,554

Net Assets
Beginning of period	469,662,534	386,777,980
End of period	$478,023,655	$469,662,534

Pender Real Estate Credit Fund Consolidated Statements of Changes in Net Assets — (Continued)
	For the six months ended June 30, 2026 (Unaudited)	For the year ended December 31, 2025
Capital Share Transactions:
Shares sold:
I1 Class	2,573,801	7,893,962
I2 Class	2,397,311	5,285,740
A Class	2,738	45,676
Shares issued in reinvestment of distributions:
I1 Class	54,126	70,061
I2 Class	71,315	89,103
A Class	108	71
Shares redeemed:
I1 Class	(2,772,683)	(2,686,894)
I2 Class	(1,496,003)	(2,393,055)
A Class	—	(9,488)
Net Increase in Capital Shares Outstanding	830,713	8,295,176

See accompanying Notes to Consolidated Financial Statements.

Pender Real Estate Credit Fund Consolidated Statement of Cash Flows For the Six Months Ended June 30, 2026 (Unaudited)
Cash Flows from Operating Activities
Net increase in net assets from operations	$17,434,297
Adjustments to reconcile net increase in net assets from
Net realized gain from investments	(73,599)
Net change in unrealized depreciation from investments	474,393
Purchases of investments	(36,290,909)
Principal repayments received	12,111,339
Net accretion and amortization of deferred fees	(5,697,305)
Loan holdbacks	(1,409,515)
(Increase)/Decrease in Assets:
Interest receivable	1,432,949
Fund shares sold receivable	1,101,021
Prepaid expenses	106,666
Due from loan participant	(2,419)
Other receivables	(27,730)
Increase/(Decrease) in Liabilities:
Interest payable on lines of credit	275,815
Investment Management Fee	(283,162)
Incentive fee payable, net of voluntary waiver	86,787
Property tax and insurance reserves	(883,242)
Trustee fees payable	(9,012)
Other accrued liabilities	(70,646)
Net Cash Used in Operating Activities	(11,724,272)

Cash Flows from Financing Activities
Proceeds from lines of credit	51,681,250
Payments made on lines of credit	(32,000,000)
Proceeds from shares sold	50,048,248
Distributions paid to shareholders, net of reinvestments	(16,078,102)
Payments for shares repurchased, net of repurchase fees	(43,043,322)
Net Cash Provided by Financing Activities	10,608,074

Net Decrease in Cash	(1,116,198)

Cash at beginning of period	9,495,673
Total Cash at End of Period	$8,379,475

Supplemental Disclosure of Cash Activity
Interest paid on lines of credit	$4,061,445

Supplemental Disclosure of Non-Cash Activity
Reinvestment of distributions	$1,260,414

See accompanying Notes to Consolidated Financial Statements.

Pender Real Estate Credit Fund Consolidated Financial Highlights I1 Class Shares

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Six Months Ended June 30, 2026 (Unaudited)		For the Year Ended December 31, 2025		For the Year Ended December 31, 2024		For the Period Ended December 31, 2023(1)
Net Asset Value, Beginning of Period	$10.04		$10.05		$10.01		$10.00
Income from Investment Operations:
Net investment income(2)	0.37		0.66		0.86		0.54
Net realized and unrealized gain on investments	0.00	(16)	0.03		(0.02)		0.03
Total from investment operations	0.37		0.69		0.84		0.57

Distributions to Shareholders:
From net investment income	(0.37)		(0.70)		(0.80)		(0.56)
Total distributions to shareholders	(0.37)		(0.70)		(0.80)		(0.56)
Net Asset Value, End of Period	$10.04		$10.04		$10.05		$10.01

Total Return(3),(4)	3.70%		7.05%		8.74%		5.87%

Ratios and Supplemental Data:
Net Assets, end of period (in thousands)	$195,031		$196,460		$143,658		$140,444
Net investment income to average net assets(5),(6)	7.93	%(7)	6.58	%(8),(9)	8.50	%(10),(11)	7.97	%(12),(13)
Gross expenses to average net assets(5)	4.34	%(7)	4.33	%(9)	4.55	%(11)	6.37	%(13)
Net expenses to average net assets(5),(6)	4.34	%(7)	4.28	%(8),(9)	4.51	%(10),(11)	6.00	%(12),(13)
Portfolio turnover rate(3),(14)	4%		46%		27%		17%

Credit Facility
Senior securities, end of period (000’s)	$131,681		$112,000		$64,305		$—
Asset coverage, per $1,000 of senior security principal amount(15)	4,630		5,193		7,015		—
Asset coverage ratio of senior securities	463%		519%		701%		0%

____________

(1)      Reflects operations for the period April 24, 2023 (commencement of operations) through December 31, 2023.

(2)      Per share data is computed using the average shares method.

(3)      Not annualized for periods less than one year.

(4)      Total return based on the net asset value per share is the combination of changes in net asset value per share and reinvested distributions at net asset value per share, if any.

(5)      Annualized, with the exception of litigation expenses, incentive fees, and organizational costs.

(6)      Tax fees, litigation expenses, incentive fees, loan servicing fees, and fees and expenses associated with lines of credit are exclusive of the 2.75% expense cap.

(7)      If the incentive fee had been excluded, the gross expense ratio would have decreased by 0.42%, the net expense ratio would have decreased by 0.42%, and the net investment income ratio would have increased by 0.42%.

(8)      Includes a non-annualized 0.05% voluntary waiver of incentive fees.

(9)      If the incentive fee and incentive fee waiver had been excluded, the gross expense ratio would have decreased by 0.78%, the net expense ratio would have decreased by 0.73%, and the net investment income ratio would have increased by 0.73%.

(10)    Includes an annualized expense recoupment of 0.14% and a non-annualized 0.17% voluntary waiver of incentive fees.

(11)    If the incentive fee and incentive fee waiver had been excluded, the gross expense ratio would have decreased by 0.91%, the net expense ratio would have decreased by 0.74%, and the net investment income ratio would have increased by 0.74%.

(12)    Includes an annualized contractual expense waiver of 0.10% and a non-annualized 0.27% voluntary waiver of incentive fees.

(13)    If the incentive fee and incentive fee waiver had been excluded, the gross expense ratio would have decreased by 0.63%, the net expense ratio would have decreased by 0.36%, and the net investment income ratio would have increased by 0.36%.

(14)    Calculated at Fund level.

(15)    Calculated by subtracting the Fund’s total liabilities (excluding the debt balance) from the Fund’s total assets and dividing by the outstanding debt balance.

(16)    Amount represents less than $0.01 per share.

See accompanying Notes to Consolidated Financial Statements.

Pender Real Estate Credit Fund Consolidated Financial Highlights I2 Class Shares

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Six Months Ended June 30, 2026 (Unaudited)		For the Year Ended December 31, 2025		For the Year Ended December 31, 2024		For the Period Ended December 31, 2023(1)
Net Asset Value, Beginning of Period	$10.04		$10.05		$10.00		$10.00
Income from Investment Operations:
Net investment income(2)	0.39		0.69		0.88		0.56
Net realized and unrealized gain on investments	(0.01)		0.02		0.00(3)		0.02
Total from investment operations	0.38		0.71		0.88		0.58

Distributions to Shareholders:
From net investment income	(0.38)		(0.72)		(0.83)		(0.58)
Total distributions to shareholders	(0.38)		(0.72)		(0.83)		(0.58)
Net Asset Value, End of Period	$10.04		$10.04		$10.05		$10.00

Total Return(4),(5)	3.82%		7.32%		9.12%		5.95%

Ratios and Supplemental Data:
Net Assets, end of period (in thousands)	$282,591		$272,829		$243,110		$200,118
Net investment income to average net assets(6),(7)	8.18	%(8)	6.83	%(9),(10)	8.75	%(11),(12)	8.22	%(13),(14)
Gross expenses to average net assets(6)	4.09	%(8)	4.08	%(10)	4.30	%(12)	6.12	%(13)
Net expenses to average net assets(6),(7)	4.09	%(8)	4.03	%(9),(10)	4.26	%(11),(12)	5.75	%(13),(14)
Portfolio turnover rate(4),(15)	4%		46%		27%		17%

Credit Facility
Senior securities, end of period (000’s)	$131,681		$112,000		$64,305		$—
Asset coverage, per $1,000 of senior security principal amount(16)	4,630		5,193		7,015		—
Asset coverage ratio of senior securities	463%		519%		701%		0%

____________

(1)      Reflects operations for the period April 24, 2023 (commencement of operations) through December 31, 2023.

(2)      Per share data is computed using the average shares method.

(3)      Amount represents less than $0.01 per share.

(4)      Not annualized for periods less than one year.

(5)      Total return based on the net asset value per share is the combination of changes in net asset value per share and reinvested distributions at net asset value per share, if any.

(6)      Annualized, with the exception of litigation expenses, incentive fees, and organizational costs.

(7)      Tax fees, litigation expenses, incentive fees, loan servicing fees, and fees and expenses associated with lines of credit are exclusive of the 2.50% expense cap.

(8)      If the incentive fee had been excluded, the gross expense ratio would have decreased by 0.42%, the net expense ratio would have decreased by 0.42%, and the net investment income ratio would have increased by 0.42%.

(9)      Includes a non-annualized 0.05% voluntary waiver of incentive fees.

(10)    If the incentive fee and incentive fee waiver had been excluded, the gross expense ratio would have decreased by 0.78%, the net expense ratio would have decreased by 0.73%, and the net investment income ratio would have increased by 0.73%.

(11)    Includes an annualized expense recoupment of 0.14% and a non-annualized 0.17% voluntary waiver of incentive fees.

(12)    If the incentive fee and incentive fee waiver had been excluded, the gross expense ratio would have decreased by 0.91%, the net expense ratio would have decreased by 0.74%, and the net investment income ratio would have increased by 0.74%.

(13)    Includes an annualized contractual expense waiver of 0.10% and a non-annualized 0.27% voluntary waiver of incentive fees.

(14)    If the incentive fee and incentive fee waiver had been excluded, the gross expense ratio would have decreased by 0.63%, the net expense ratio would have decreased by 0.36%, and the net investment income ratio would have increased by 0.36%.

(15)    Calculated at Fund level.

(16)    Calculated by subtracting the Fund’s total liabilities (excluding the debt balance) from the Fund’s total assets and dividing by the outstanding debt balance.

See accompanying Notes to Consolidated Financial Statements.

Pender Real Estate Credit Fund Consolidated Financial Highlights A Class Shares

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Six Months Ended June 30, 2026 (Unaudited)		For the Year Ended December 31, 2025		For the Period Ended December 31, 2024(1)
Net Asset Value, Beginning of Period	$10.03		$10.05		$10.07
Income from Investment Operations:
Net investment income(2)	0.37		0.67		0.35
Net realized and unrealized gain on investments	0.00	(14)	0.01		(0.04)
Total from investment operations	0.37		0.68		0.31

Distributions to Shareholders:
From net investment income	(0.37)		(0.70)		(0.33)
Total distributions to shareholders	(0.37)		(0.70)		(0.33)
Net Asset Value, End of Period	$10.03		$10.03		$10.05

Total Return(3),(4)	3.70%		6.93%		3.09%

Ratios and Supplemental Data:
Net Assets, end of period (in thousands)	$402		$374		$10
Net investment income to average net assets(5),(6)	7.93	%(7)	6.58	%(8),(9)	8.50	%(10),(11)
Gross expenses to average net assets(5)	4.34	%(7)	4.33	%(9)	4.55	%(10)
Net expenses to average net assets(5),(6)	4.34	%(7)	4.28	%(8),(9)	4.51	%(10),(11)
Portfolio turnover rate(3),(12)	4%		46%		27%

Credit Facility
Senior securities, end of period (000’s)	$131,681		$112,000		$64,305
Asset coverage, per $1,000 of senior security principal amount(13)	4,630		5,193		7,015
Asset coverage ratio of senior securities	463%		519%		701%

____________

(1)      Reflects operations for the period August 15, 2024 (commencement of operations) through December 31, 2024.

(2)      Per share data is computed using the average shares method.

(3)      Not annualized for periods less than one year.

(4)      Total return based on the net asset value per share is the combination of changes in net asset value per share and reinvested distributions at net asset value per share, if any, and does not include a sales load.

(5)      Annualized, with the exception of litigation expenses, incentive fees, and organizational costs.

(6)      Tax fees, litigation expenses, incentive fees, loan servicing fees, and fees and expenses associated with lines of credit are exclusive of the 2.75% expense cap.

(7)      If the incentive fee had been excluded, the gross expense ratio would have decreased by 0.42%, the net expense ratio would have decreased by 0.42%, and the net investment income ratio would have increased by 0.42%.

(8)      Includes a non-annualized 0.05% voluntary waiver of incentive fees.

(9)      If the incentive fee and incentive fee waiver had been excluded, the gross expense ratio would have decreased by 0.78%, the net expense ratio would have decreased by 0.73%, and the net investment income ratio would have increased by 0.73%.

(10)    Includes an annualized expense recoupment of 0.14% and a non-annualized 0.17% voluntary waiver of incentive fees.

(11)    If the incentive fee and incentive fee waiver had been excluded, the gross expense ratio would have decreased by 0.91%, the net expense ratio would have decreased by 0.74%, and the net investment income ratio would have increased by 0.74%.

(12)    Calculated at Fund level.

(13)    Calculated by subtracting the Fund’s total liabilities (excluding the debt balance) from the Fund’s total assets and dividing by the outstanding debt balance.

(14)    Amount represents less than $0.01 per share.

See accompanying Notes to Consolidated Financial Statements.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements June 30, 2026 (Unaudited)

1. Organization

Pender Real Estate Credit Fund (the “Fund”) was organized as a Delaware statutory trust on May 4, 2022. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act. Pender Capital Management, LLC, an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the Fund’s investment adviser (the “Investment Manager”). The Fund offers three classes of shares: I1 Class Shares, which commenced operations on April 24, 2023; I2 Class Shares, which commenced operations on April 24, 2023; and A Class Shares, which commenced operations on August 15, 2024. The Fund has received an exemptive order from the SEC with respect to the Fund’s multi-class structure.

Simultaneous with the commencement of operations of the I1 Class Shares and I2 Class Shares, a private fund managed by the Investment Manager, Pender Capital Asset Based Lending I, LP (the “Predecessor Fund”), reorganized and transferred all of its portfolio securities into the Fund. As a result of the reorganization, $208,688,447 of net assets from the Predecessor Fund were transferred into the Fund in exchange for 12,544,961 I1 Class Shares and 8,323,884 I2 Class Shares. The Predecessor Fund maintained an investment objective and pursued investment strategies that were substantially similar to those of the Fund. The Predecessor Fund shared the same Investment Manager and portfolio managers as the Fund.

The Fund’s investment objective is to generate risk-adjusted current income, while seeking to prioritize capital preservation through real estate-related investments that are predominantly credit investments secured by real estate located in the United States. The Fund pursues its investment objective by investing, under normal circumstances, at least 95% of its net assets, including the amount of any borrowings for investment purposes, in a portfolio of real estate-related credit investments. These investments may include, without limitation: (i) private real estate investments primarily in the form of debt (“Private Debt”), and (ii) publicly traded real estate debt securities (“Public Securities”).

The Board of Trustees (the “Board”) of the Fund has the overall responsibility for the management and supervision of the business operations of the Fund.

Basis for Consolidation

The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets, and the Consolidated Statement of Cash Flows include three active wholly owned subsidiaries as of June 30, 2026: Pender Credit Holdings I, LLC, Pender ABL I OW, LLC and 819 Ellis CF Holdings, LLC each formed under the laws of Delaware as a limited liability company. All inter-company accounts and transactions have been eliminated upon consolidation. As of June 30, 2026, Pender Credit Holdings I, LLC, Pender ABL I OW, LLC and 819 Ellis CF Holdings, LLC hold assets in the amount of $112,000,000, $19,681,250 and $5,220,000 representing 23.4%, 4.1% and 1.1% respectively of the Fund’s consolidated net assets.

2. Significant Accounting Policies

Basis of Presentation and Use of Estimates

The Fund is an investment company and as a result, maintains its accounting records and has presented these financial statements in accordance with the reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies (“ASC 946”). The policies are in conformity with the United States generally accepted accounting principles (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements June 30, 2026 (Unaudited)

2. Significant Accounting Policies (cont.)

Interest Income and Fees Accounting Policy — The Fund recognizes interest income on loans and other financial assets using the effective interest rate method. Fees charged to borrowers, such as payment reserves, origination fees, exit fees, extension fees, loan servicing fees, late payment fees, and impound fees, are accounted for as follows:

•        Payment reserves, origination fees, exit fees, and extension fees are deferred and amortized over the term of the loan using the effective interest rate method and are recognized in interest income.

•        Unamortized deferred payment reserves, origination, exit and extension fees totaled $23,657,792 as of June 30, 2026.

•        Upon the prepayment of a loan any unamortized deferred fees are recognized in interest income.

•        Loan servicing fees are services provided by the Fund to borrowers for the following: collecting and applying loan payments, reviewing, and approving capital expenditure draws, coordinating pay-off demands, payment of property tax and insurance, coordinating collections and litigation in the event of default, and all such other duties or services necessary for the appropriate servicing of loans. Loan servicing fees are recognized in Other income in the month the services are provided.

•        Late payment fees are recognized in Other income when incurred.

•        Impound fees are collected from borrowers to cover property taxes and insurance and are held by the Fund until disbursed to the respective third parties. Impound fees are reported as liability, as the Fund has an obligation to remit payment to third parties.

In the event of default and/or loan impairment, the Fund may choose to suspend interest income. Depending on the severity, any previously accrued interest is reversed. Once impairment is reversed or resolved, interest income is recognized as per the effective interest rate of the asset.

Expenses — Expenses are recognized on an accrual basis as incurred. The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; professional fees; costs of insurance; registration expenses; and expenses of meetings of the Board. Expenses are subject to the Expense Limitation and Reimbursement Agreement (see Note 4).

Segment Reporting — An operating segment is defined in ASC Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is predetermined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Consolidated Statement of Operations.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements June 30, 2026 (Unaudited)

2. Significant Accounting Policies (cont.)

Investment Transactions — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Paydown gains and losses are recorded as an adjustment to interest income in the Consolidated Statement of Operations.

Federal Income Taxes

The Fund has elected and intends to continue to elect to be taxed as a real estate investment trust (“REIT”), under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund expects to operate in such a manner to qualify as a REIT. The Fund’s qualification for taxation as a REIT will depend upon its ability to meet the various REIT qualification tests imposed under the Code. No assurance can be given that the Fund will in fact satisfy such requirements for any taxable year. Those qualification tests involve the percentage of income that the Fund earns from specified sources, the percentage of the Fund’s assets that falls within specified categories, the diversity of the ownership of shares, and the percentage of the taxable income that the Fund distributes.

Recent Accounting Pronouncements

In November 2024, the FASB issued ASU 2024-03, Income Statement-Reporting Comprehensive Income-Expense Disaggregation Disclosures (“ASU 2024-03”), which requires disaggregated disclosure of certain costs and expenses, including purchases of inventory, employee compensation, depreciation, amortization and depletion, within relevant income statement captions. ASU 2024-03 is effective for annual reporting periods beginning after December 15, 2026, and interim periods beginning with the first quarter ended March 31, 2028. Early adoption and retrospective application are permitted. Fund management is currently assessing the impact of this guidance and does not expect a material impact on the accompanying consolidated financial statements.

Distribution to Shareholders

Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. For tax purposes, a distribution comprising of return of capital and net investment income based on GAAP may be subsequently re-characterized to also include capital gains. Shareholders will be informed of the tax characteristics of the distributions after the close of the December 31, 2026 fiscal year end.

Investment Valuation

UMB Fund Services, Inc., the Fund’s administrator (the “Administrator”) calculates the Fund’s net asset value (“NAV”) as of the close of business on each business day and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board (each, a “Determination Date”).

The Board has approved valuation procedures for the Fund (the “Valuation Procedures”). The Fund values its direct investments in accordance with the Valuation Procedures at fair value. The Board has delegated the day-to-day fair value determinations in accordance with the Valuation Procedures to the Investment Manager (“Valuation Designee”), subject to oversight by the Board.

Private Debt Investments

Loans held by the Fund are valued on an individual basis, with fair value determined using borrower-specific data and by comparing the loan’s stated interest rate to prevailing market rates. All loans are secured by real property and are reported at fair value based on an evaluation of the borrower’s repayment capacity and the financial performance of the underlying collateral.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements June 30, 2026 (Unaudited)

2. Significant Accounting Policies (cont.)

In assessing fair value, the Investment Manager reviews borrower-provided property-level reporting, which may include net operating income, occupancy rates, rent rolls, property expenses, balance sheets, bank statements, and, when available, independent appraisals of the property’s fair market value. While the Fund generally requires property-level reporting on a monthly basis, many borrowers provide weekly occupancy reports and other qualitative updates more frequently.

The Investment Manager monitors key property-level metrics on a daily basis, although these inputs typically do not change materially from day to day. If a loan becomes non-performing (the borrower has not made scheduled payments for 90 days) or if the Investment Manager has determined that the collection of interest is less than probable or the collection of any portion of the loan’s principal is doubtful due to the occurrence of a significant event, the reported data is subject to enhanced review and analysis.

Real Estate Owned Investments.

The Fund may acquire real estate through foreclosure of collateral securing a non-performing loan (“Real Estate Owned” or “REO”). REO is initially recorded at fair value less estimated costs to sell. Operating costs incurred after acquisition are expensed as incurred.

The estimated fair value of REO investments is determined by the Investment Manager, using internally developed valuation models or, when available, independent third-party appraisals.

Upon disposition, the Fund recognizes a realized gain or loss equal to the net sales proceeds, less transaction costs, compared to the Fund’s investment in the loan, including any unpaid accrued interest receivable. The difference between the cost basis of an REO investment and its estimated fair value is recorded as an unrealized gain or loss, with changes recognized in the Consolidated Statement of Operations for the period.

As of June 30, 2026, the Fund held REO with an estimated fair value, net of estimated selling costs, of $5,220,000.

3. Fair Value Disclosures

The Fund has established and documented processes and methodologies for determining the fair values of portfolio investments on a recurring basis in accordance with ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC 820”). Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation techniques. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. Valuation techniques that are consistent with the market or income approach are used to measure fair value. The fair value hierarchy is categorized into three levels based on the inputs as follows:

•        Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund is able to access.

•        Level 2 — Inputs, other than quoted prices included in Level 1 that are observable either directly or indirectly. These inputs may include: (a) quoted prices for similar assets in active markets; (b) quoted prices for identical or similar assets in markets that are not active; (c) inputs other than quoted prices that are observable for the asset; or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

•        Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements June 30, 2026 (Unaudited)

3. Fair Value Disclosures (cont.)

Fair value is a market-based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Accordingly, when observable market inputs are not readily available, the Fund develops its own assumptions that reflect those that market participants would use in pricing the asset or liability at the measurement date. The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgement. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a readily available market price for the investments existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

In the case of the Fund’s investments in loans and REOs, the Fund typically holds these positions as level 3 fair value instruments. In doing so on loans, the Fund takes into consideration timely payment of interest and maintenance of loan covenants over the course of the holding period. On REOs, the Fund takes into consideration third-party appraisals and market comparisons on similar assets. In the event the facts and circumstances change, the Fund will determine whether an adjustment to the fair value of the loan or REO should be made. Such adjustment may potentially take into consideration a range of factors, including, but not limited to, the size of the original loan, the rate of interest, loan-to value ratio, value of collateral package, the time to maturity, the nature of the loan or REO, and the nature of the borrower.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the input levels used to determine fair value of the Fund’s investments as of June 30, 2026:

Investments	Fair Value Measurements at the End of the Reporting Period Using			Total
	Level 1	Level 2	Level 3
Security Type
Private Debt	$—	$—	$594,853,746	$594,853,746
Real Estate Owned	—	—	5,220,000	5,220,000
Total	$—	$—	$600,073,746	$600,073,746

The following is a roll-forward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

	Beginning Balance as of January 1, 2026	Transfers into Level 3 During the Period	Transfers out of Level 3 During the Period	Purchases of Investments	Loan Holdback Release	Principal Repayments Received	Net Accretion/ Amortization	Net Realized Gain	Change in Net Unrealized Appreciation (Depreciation)	Ending Balance as of June 30, 2026
Private Debt	$565,588,150	$—	$—	$36,290,909	$1,409,515	$(12,111,339)	$5,697,305	$73,599	$(2,094,393)	$594,853,746
Real Estate Owned	3,600,000	—	—	—	—	—	—	—	1,620,000	5,220,000
	$569,188,150	$—	$—	$36,290,909	$1,409,515	$(12,111,339)	$5,697,305	$73,599	$(474,393)	$600,073,746

The change in net unrealized appreciation (depreciation) included in the Consolidated Statement of Operations attributable to Level 3 investments that were held as of June 30, 2026 is $(366,890).

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements June 30, 2026 (Unaudited)

3. Fair Value Disclosures (cont.)

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of June 30, 2026:

Type of Level 3 Investment	Fair Value as of June 30, 2026	Valuation Technique	Unobservable Inputs	Range of Inputs/ (weighted average)	Impact on Valuation from an Increase in Input
Private Debt	$554,594,051	Factor Analysis	Credit Score Adjustment	(100) – 300	Increase
Private Debt	$40,259,695	Factor Analysis	Recovery Analysis	Not applicable	Not applicable
Real Estate Owned	$5,220,000	Factor Analysis	Recovery Analysis	Not applicable	Not applicable

4. Fees and Transactions with Related Parties and Other Agreements

The Fund has entered into an Investment Management Agreement with the Investment Manager, pursuant to which the Investment Manager will provide investment advisory services to the Fund. For providing these services, the Investment Manager is entitled to a fee consisting of three components: the Investment Management Fee, the Incentive Fee, and the Loan Servicing Fee. The Investment Management Fee is an annual rate equal to 1.45% payable monthly in arrears, accrued daily based upon the Fund’s average daily net assets. The Incentive Fee is calculated and payable monthly in arrears in an amount equal to 10% of the Fund’s realized “pre-incentive fee net investment income” for the immediately preceding month.

“Pre-incentive fee net investment income” is defined as interest income, dividend income and any other income accrued during the calendar month, minus the Fund’s operating expenses for the month (including the Investment Management Fee, expenses payable to the Administrator, interest expense, and dividends paid on any issued and outstanding preferred shares but excluding the Incentive Fee, any realized gains, realized capital losses or unrealized capital appreciation or depreciation).

The Loan Servicing Fee is a fee calculated at an annual rate of 0.05%, payable monthly in arrears, based upon the Fund’s net assets as of month-end for providing loan servicing to the Fund. Such services include collecting and applying borrower loan payments, reviewing all financial information to ensure it is in accordance with the loan documents, reviewing and approving capital expenditure draws, coordinating pay-off demands, payment of property taxes and insurance, and coordinating collections and litigation in the event of default; and all such other duties or services necessary for the appropriate servicing of loans held by the Fund.

For the six months ended June 30, 2026, the Fund incurred an Investment Management Fee of $3,383,602, Incentive Fee of $1,983,866, and Loan Servicing Fee of $116,314.

Certain Fund officers are also officers of the Investment Manager.

The Investment Manager has entered into an amended and restated expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and or to assume expenses of the Fund (a “Waiver and/or Reimbursement”), if required to ensure the Total Annual Expenses (excluding any taxes, expenses incurred in connection with borrowings made by the Fund, brokerage commissions, loan servicing fees, Incentive Fees, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization after commencement of Fund operations, and extraordinary expenses, such as litigation expenses) do not exceed 2.75%, 2.50%, and 2.75% of the average daily net assets of I1 Class Shares, I2 Class Shares, and A Class Shares respectively. The Expense Limitation and Reimbursement Agreement will remain in effect until May 1, 2027 and will automatically renew for consecutive one-year terms thereafter. Either the Fund or the Investment Manager may terminate the Expense Limitation and Reimbursement Agreement upon 30 days’ written notice. During the six months ended June 30, 2026, the Investment Manager did not waive any fees or reimburse any expenses subject to the terms of the Expense Limitation and Reimbursement Agreement.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements June 30, 2026 (Unaudited)

4. Fees and Transactions with Related Parties and Other Agreements (cont.)

For a period not to exceed three years from the date on which a Waiver and/or Reimbursement is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (i) the expense limit in effect at the time of the waiver and (ii) the expense limit in effect at the time of the recoupment.

The Fund recognizes legal expenses as incurred and does not capitalize costs associated with property-related legal proceedings, including foreclosures. During the six months ended June 30, 2026, there were $0 of litigation expenses incurred by the Fund. These expenses would be included as part of Legal Fees in the Consolidated Statement of Operations and excluded from the Expense Limitation and Reimbursement Agreement.

Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. PINE Advisors LLC provide Principal Financial Officer (“PFO”) services to the Fund. The Fund’s allocated fees incurred for CCO and PFO services for the six months ended June 30, 2026 are reported on the Consolidated Statement of Operations.

Distribution Services, LLC serves as the Fund’s distributor (also known as the principal underwriter). UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator. For the six months ended June 30, 2026, the Fund’s allocated UMBFS fees are reported on the Consolidated Statement of Operations.

5. Other Agreements

The Fund has adopted a Distribution and Service Plan with respect to I1 Class Shares and A Class Shares in compliance with Rule 12b-1 under the 1940 Act. The Distribution and Service Plan allows the Fund to pay distribution and servicing fees for the sale and servicing of its I1 Class Shares and A Class Shares. Under the Distribution and Service Plan, the Fund is permitted to pay as compensation up to 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to I1 Class Shares and A Class Shares (the “Distribution and Servicing Fee”) to the Fund’s distributor and/or other qualified recipients. The Distribution and Servicing Fee is paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund A Class Shares. I2 Class Shares are not subject to the Distribution and Servicing Fee. For the six months ended June 30, 2026, $239,692 and $486 were incurred for I1 Class Shares and A Class Shares distribution fees respectively.

6. Capital Share Transactions

Fund shares are continually offered under Rule 415 of the Securities Act of 1933, as amended. As an interval fund, the Fund has adopted a fundamental policy requiring it to make quarterly repurchase offers pursuant to Rule 23c-3 of the 1940 Act. Each quarterly repurchase offer will be for no less than 5% and no more than 25% of the Fund’s Shares outstanding. If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. As a result, tendering shareholders may not have all of their tendered Shares repurchased by the Fund. During the six months ended June 30, 2026, the Fund completed two quarterly repurchase offers. The results of the repurchase offers were as follows:

Repurchase Offer Notice	Repurchase Request Deadline	Repurchase Pricing Date	Repurchase Offer Amount	% of Shares Repurchased	Number of Shares Repurchased
December 16, 2025	January 20, 2026	January 20, 2026	5%	2.58%	1,212,671
March 17, 2026	April 21, 2026	April 21, 2026	5%	6.34%	3,056,015

7. Investment Transactions

Purchases and sales of investments for the six months ended June 30, 2026, were $36,290,909 and $12,111,339 respectively.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements June 30, 2026 (Unaudited)

8. Commitments and Contingencies

The Fund indemnifies the Fund’s officers and members of the Board for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund expects the risk of loss to be remote.

The Fund may enter into unfunded commitments pursuant to certain of its lending arrangements. The Fund’s unfunded commitments as of June 30, 2026 are as follows:

Private Debt	Unfunded Commitments	Fair Value of Unfunded Commitments
201 Clark RD Apts LLC	$813,409	$813,409
2528 Hondo Ave., LLC	1,920,249	1,920,249
2601 Tandy ABL I Holdings, LLC	33,429	33,429
Atlanta 330, LLC	443,466	443,466
Bayview West Apartments LLC	150,000	150,000
Brazos Meadows, LLC	354,426	354,426
Camelot Village Apts LLC	2,500,000	2,500,000
DT Dev Phase 2, LLC	1,000,000	1,000,000
Farm to Market Industries, LLC	750,769	750,769
FC Armature, LLC	1,500,000	1,500,000
Finn Equipment Leasing, LLC	467,829	467,829
Five Seven Five One Holdings LLC	534,687	534,687
LNX Uptown, LLC	3,733,688	3,733,688
Lumberton MFD, LLC	2,945,555	2,945,555
Lumberton Retail I, LLC	161,057	161,057
Magnolia TH, LLC	18,433,333	18,433,333
MavDevMan P1, LLC	21,500,000	21,500,000
NPA AP, LLC	30,000	30,000
Pebble Bay Apartments, LLC	225,000	225,000
Solamar Apts LLC & NAE Capital LLC	2,000,000	2,000,000
The Elms MT, LLC	5,751,061	5,751,061
Trilogy Holdings, LLC Fuels	75,000	75,000
Wagner RE, LLC	115,480	115,480
	$65,438,438	$65,438,438

9. Federal Tax Information

This section discusses certain U.S. federal income tax considerations relating to the ownership of Shares in the Fund. The Fund intends to elect to be taxed as a real estate investment trust (“REIT”) for U.S. federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund expects to operate in a manner to qualify as a REIT. The Fund’s qualification for taxation as a REIT will depend upon its ability to meet the various and complex REIT qualification tests imposed under the Code on a continuous basis. No assurance can be given that the Fund will in fact satisfy such requirements for any taxable year. If the Fund qualifies for taxation as a REIT, it generally will be allowed to deduct dividends paid to its Shareholders and, as a result, it generally will not be subject to U.S. federal income tax on that portion of its ordinary income and any net capital gain that it annually distributes to its Shareholders, as long as the Fund meets the minimum distribution requirements under the Code. The Fund intends to make distributions (at least 90% of the Fund’s annual REIT

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements June 30, 2026 (Unaudited)

9. Federal Tax Information (cont.)

taxable income) to its Shareholders on a regular basis as necessary to avoid material U.S. federal income tax and to comply with the REIT distributions requirements. Even if the Fund qualifies for taxation as a REIT, it may be subject to certain state and local taxes on its income and property, and federal income and excise taxes on its undistributed income.

For the period ended June 30, 2026, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes are as follows:

Tax Cost of Investments	600,375,638

Gross Unrealized Appreciation	2,427,377
Gross Unrealized Depreciation	(2,729,263)
Net Unrealized Appreciation (Depreciation) on Investments	(301,886)

For the year ended December 31, 2025, the tax character of distributions paid are as follows:

Distribution paid from:
Return of Capital	169,568
Distributable Earnings	30,021,772
Total Distributions	30,191,340

10. Line of Credit Agreements

The Fund maintains two revolving credit facilities through wholly owned subsidiaries: Pender Credit Holdings I, LLC maintains a credit facility with The Huntington National Bank (the “Huntington Facility”), and Pender ABL I OW, LLC maintains a credit facility with b1BANK (the “b1BANK Facility” and, together with the Huntington Facility, the “Facilities”). Each Facility is secured by the assets of the applicable subsidiary borrower. The Fund guarantees each Facility; however, the Facilities are not secured by the Fund’s assets.

b1BANK Facility

Pender ABL I OW, LLC, a wholly owned subsidiary of the Fund, is the borrower under the b1BANK Facility. The b1BANK Facility provides for borrowings on a committed basis in an aggregate principal amount of up to $20,000,000, subject to a borrowing base.

Borrowings under the b1BANK Facility bear interest at a per annum rate equal to the lesser of (a) the maximum rate permitted by applicable law or (b) the greater of (i) the prime rate minus 0.125% or (ii) 4.00%. During the six months ended June 30, 2026, the average principal balance, maximum outstanding balance, and weighted-average stated interest rate were approximately $17,049,758, $20,000,000, and 7.05%, respectively. As of June 30, 2026, the outstanding principal balance was $19,681,250. The b1BANK Facility matures on September 30, 2027.

The b1BANK Facility contains certain financial covenants, including requirements that the Fund maintain (a) a debt service coverage ratio of at least 1.35 to 1.00, (b) a debt-to-capital ratio of no more than 50%, and (c) minimum liquidity of $2,000,000. As of June 30, 2026, the Fund was in compliance with all covenants and other requirements under the b1BANK Facility.

Huntington Facility

Pender Credit Holdings I, LLC, a wholly owned subsidiary of the Fund, is the borrower under the Huntington Facility. The Huntington Facility provides for borrowings on a committed basis in an aggregate principal amount of up to $175,000,000, subject to a borrowing base. The commitment may be increased with the agreement of the applicable parties in accordance with the terms of the Huntington Facility.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements June 30, 2026 (Unaudited)

10. Line of Credit Agreements (cont.)

Borrowings under the Huntington Facility bear interest at a per annum rate equal to the lesser of (a) the maximum rate permitted by applicable law or (b) either (i) Term SOFR plus an applicable margin of 2.75% or (ii), when applicable, the base rate. In no event may the interest rate be less than 4.00% per annum. The applicable rate is subject to an additional 0.25% if the borrower and its affiliates do not maintain specified deposit balances with Huntington. The base rate is equal to 2.75% plus the highest of (i) the prime rate, (ii) the Federal Funds Effective Rate plus 0.50%, or (iii) one-month Term SOFR.

During the six months ended June 30, 2026, the average principal balance, maximum outstanding balance, and weighted-average stated interest rate were approximately $105,328,177, $118,000,000, and 6.59%, respectively. As of June 30, 2026, the outstanding principal balance was $112,000,000. The Huntington Facility matures on March 28, 2028.

The Fund is obligated to pay Huntington an unused commitment fee at an annual rate of 0.50% on the average daily unused portion of the revolving credit facility that exceeds 50% of the total committed principal balance, measured and paid quarterly. For the six months ended June 30, 2026, the Fund incurred unused commitment fees of $4,519, which are included in interest expense on lines of credit in the Consolidated Statement of Operations.

The Huntington Facility contains certain financial covenants, including requirements that the Fund maintain (a) tangible net worth of at least $150,000,000, (b) a debt service coverage ratio of at least 1.50 to 1.00, (c) a liabilities-to-tangible-net-worth ratio of no more than 1.00 to 1.00, and (d) minimum liquidity of $5,000,000. As of June 30, 2026, the Fund was in compliance with all covenants and other requirements under the Huntington Facility.

Credit Facility Costs

Deferred credit facility costs were $675,215 as of June 30, 2026 and are included in prepaid expenses on the Consolidated Statement of Assets and Liabilities. These costs are amortized over the respective terms of the Facilities. During the six months ended June 30, 2026, the Fund recognized $196,517 of amortization related to deferred credit facility costs, which is included in interest expense on lines of credit in the Consolidated Statement of Operations.

Total interest and other expenses incurred in connection with the Facilities for the six months ended June 30, 2026 were $4,286,983.

11. Offering Price Per Share

A Class Shares are subject to a sales charge of up to 5.75% of the subscription amount. Neither I1 Class Shares nor I2 Class Shares are currently subject to a sales charge. No A Class Shares were charged a sales charge during the six months ended June 30, 2026.

12. Loan Participation Agreement

Since the time of inception, the Fund has been party to a loan participation agreement with a single investor investment company, that is also advised by Pender Capital Management, LLC. This investment company purchases loan participations from the Fund as governed by the Loan Participation Agreement. Under this agreement, the Fund sells loan participation interest to the investment company while retaining servicing responsibilities.

As of June 30, 2026, the Fund had participated out $23,925,565 in loans to the investment company. As of June 30, 2026, the Fund has an outstanding receivable from the investment company of $2,419 listed as Due from loan participant.

Loan participations are accounted for in accordance with ASC Topic 860, Transfers and Servicing, and are structured to meet the criteria for true sales treatment. Loans that do not meet the true sale criteria remain recorded as assets on the Fund’s consolidated balance sheet.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements June 30, 2026 (Unaudited)

12. Loan Participation Agreement (cont.)

Management evaluates loan participations using the same credit quality assessment applied to loans originated by the Fund. As of the reporting date, there were no significant credit deterioration or impairment issues identified in the participated loan portfolio.

As of July 2025, the Fund ceased participating out new loans to the investment company.

13. Risk Factors

There can be no guarantee that the Fund will achieve its investment objective or that its portfolio construction and risk management strategies will be successful. The risks described herein do not represent a complete list of all risks associated with an investment in the Fund. Additional information regarding the Fund’s risks and considerations is set forth in the Fund’s prospectus.

General Economic and Market Conditions.    The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, trade policies, treaties and tariffs, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

Limited Liquidity.    Shares of the Fund provide limited liquidity, as they are not redeemable on a daily basis. Shareholders may not be able to tender their Shares immediately after deciding to do so. With very limited exceptions, Shares are not transferable, and liquidity is available only through repurchase offers made quarterly by the Fund. Accordingly, Shares are suitable only for investors who can tolerate the risks associated with limited liquidity and should be considered a long-term investment.

Real Estate Risk.    The Fund’s business strategy is focused on real estate lending, therefore, its performance is directly dependent on the ability of its borrowers to repay their obligations. The borrowers, in turn, are subject to local, regional, and national real estate and economic conditions that are beyond their control and beyond the control of the Fund. These risks include, but are not limited to: general economic conditions; local real estate market dynamics, including imbalances between supply and demand; demographic shifts; changes in the availability or cost of financing; credit risks associated with tenants, buyers, and sellers of properties; geographic market concentration; competition from other properties; vacancies and tenant defaults; risks associated with construction and development; condemnation; changes in tax laws; government regulation, including zoning, land use, and environmental restrictions; natural or man-made disasters; liabilities associated with hazardous materials; uninsurable or uninsured losses; and fluctuations in interest rates.

The Fund expects to originate loans to borrowers that own a variety of property types, including office, industrial, retail, multifamily, and mixed-use properties. One or more of these property sectors may, at any given time, be disproportionately affected by the foregoing risks, which could have a material adverse effect on the Fund’s loan portfolio and its overall results of operations.

Real Estate Lending Risk.    Real estate lending is a highly competitive business. The Fund competes with traditional institutional lenders, other real estate lending funds, individual lenders, and private lenders. If the Fund is unable to source a sufficient number of secured real estate loans in the face of such competition, it may be unable to build a loan portfolio of adequate size to achieve its financial objectives.

Real Estate Related Risk.    The Fund invests more than 25% of its total assets in the real estate industry. Real estate-related investments are subject to the risk that the value of the underlying properties may decline. Property values are influenced by numerous factors, including general and local economic conditions, the level of new construction in a market, changes in laws and regulations (such as zoning and tax laws), and the costs associated with owning, maintaining, and improving real estate. The availability of mortgage financing and fluctuations in interest rates may also significantly affect real estate values.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements June 30, 2026 (Unaudited)

13. Risk Factors (cont.)

If the Fund’s investments are concentrated in a particular geographic region or property type, the Fund will be especially exposed to the risks specific to that area or asset class. The Fund may invest across a wide range of real estate exposures, including investments involving equity or equity-like risk in the underlying properties. Real estate historically has experienced periods of significant fluctuation and cyclical declines in value, and adverse market conditions may result in permanent reductions in property values.

The value of real estate investments is affected by numerous factors beyond the control of the Fund, including, without limitation: changes in local or national economic conditions; oversupply of or reduced demand for competing properties (for example, as a result of overbuilding); volatility in interest rates; enactment or enforcement of land use, zoning, environmental, or occupational safety regulations; unavailability of mortgage financing, which may hinder construction, leasing, sales, or refinancing; the financial condition of borrowers, tenants, buyers, and sellers; changes in property tax rates and operating expenses; rent control or other governmental restrictions; energy or supply shortages; uninsured or uninsurable risks; and natural or man-made disasters.

As a result of these risks, the Fund’s portfolio may be subject to greater volatility and loss potential than would be the case if its investments were more broadly diversified by asset type, geographic location, sector, industry, or security.

Debt Securities.    Debt securities, regardless of whether they are rated, may exhibit speculative characteristics. Issuers of such instruments, including sovereign issuers, may be subject to significant ongoing uncertainties and adverse economic, political, or market conditions that could impair their ability to make timely payments of interest and principal in accordance with the terms of the securities.

Cash Concentration Risk.    The Fund may, from time to time, hold varying concentrations of cash and cash equivalents, which may consist primarily of cash, deposits in money market accounts, and other short-term investments with original maturities of three months or less that are readily convertible into cash. Cash and cash equivalents are subject to credit risk to the extent balances exceed applicable coverage limits provided by the Securities Investor Protection Corporation (“SIPC”) or the Federal Deposit Insurance Corporation (“FDIC”).

14. Subsequent Events

The Fund completed a quarterly repurchase offer on July 21, 2026. 739,545 shares of Class I1, 759,156 shares of Class I2, and 536 shares of Class A were repurchased. The shares repurchased represented 3.11% of the Fund’s outstanding shares on the Repurchase Pricing Date.

On August 21, 2026, the Fund filed a definitive proxy statement with the SEC in connection with a special meeting of shareholders to be held on October 2, 2026. At the special meeting, shareholders of the Fund will be asked to consider proposals relating to new investment management and investment advisory arrangements in connection with a strategic partnership between Pender Capital Management, LLC and American Beacon Advisors, Inc., as well as the election of trustees.

In addition, in June 2026, the Board approved the creation of a new Class U share class. In connection therewith, an amendment to the Fund’s registration statement was filed with the SEC on July 2, 2026.

Pender Real Estate Credit Fund

Additional Information June 30, 2026 (Unaudited)

Proxy Voting Record

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund c/o UMB Fund Services, by telephone at 1-877-773-7703 or (ii) by visiting the SEC’s website at www.sec.gov.

Proxy Voting Polices and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the Fund c/o UMB Fund Services at 1-877-773-7703 or on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available, without charge and upon request, on the SEC’s website at www.sec.gov.

Approval of the Investment Management Agreement

At the meeting of the Board held on December 2-3, 2025 (the “Meeting”), by a unanimous vote, the Board, including a majority of Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), approved the Investment Management Agreement between the Investment Manager and the Fund.

In advance of the Meeting, the Independent Trustees requested and received materials from the Investment Manager to assist them in considering the continuation of the Investment Management Agreement. The Independent Trustees considered the materials and other information that had been provided in connection with the Board’s review of the Investment Management Agreement at the Meeting. The Board did not consider any single factor as controlling in determining whether or not to approve the Investment Management Agreement. Nor are the items described herein all-encompassing of the matters considered by the Board.

The Board engaged in a detailed discussion of the materials with management of the Investment Manager. The Independent Trustees then met separately with independent counsel to the Independent Trustees at the Meeting for a full review of the materials. Following these sessions, the full Board reconvened and, after further discussion, determined that the information presented provided a sufficient basis upon which to approve the Investment Management Agreement.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Manager to the Fund under the Investment Management Agreement, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Investment Manager to the Fund, including, among other things, providing office facilities, equipment and personnel. The Board reviewed and considered the qualifications of the Fund’s portfolio managers and other key personnel of the Investment Manager who provide investment advisory and administrative services to the Fund. The Board determined that the Investment Manager’s key personnel were well-qualified by education and/or training and experience to perform the services for the Fund in an efficient and professional manner. The Board also took into account the Investment Manager’s compliance policies and procedures, including the procedures used to determine the value of the Fund’s investments. The Board concluded that the overall quality of the advisory and administrative services provided to the Fund by the Investment Manager was satisfactory.

PERFORMANCE

The Board considered the investment performance of the Investment Manager with respect to the Fund. The Board considered the performance of the Fund as compared to the performance of several key indices for various periods. The Board also considered performance information of the Fund relative to its peers as identified by FUSE Research Network LLC (the “FUSE Peers”). The Board considered that the Fund’s investment return for the one-year period ended September 30, 2025 was slightly lower than the median return of the FUSE Peers for the same period. The Board took into account that the Investment Manager did not currently manage any other funds with similar investment objectives and strategies as the Fund. The Board concluded that the performance of the Fund was satisfactory.

FEES AND EXPENSES

The Board reviewed and considered the advisory fee rate and total expense ratio of the Fund. The Board compared the advisory fees and total expense ratio of the Fund with various comparative data, including reports on the expenses of other comparable peer funds. The Board noted that the advisory fees and expenses of the Fund were comparable to the fees and expenses payable by the FUSE Peers. In addition, the Board noted that the Investment Manager has contractually agreed to limit total annual operating expenses for consecutive one-year terms unless the agreement was terminated. The Board concluded that the advisory fees paid by the Fund and Fund’s total expense ratio were within the range of comparable peer funds and were reasonable and satisfactory in light of the services provided.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the investment management fees under the Investment Management Agreement, noting that there were no breakpoints. The Board considered the Fund’s advisory fees and concluded that the fees were reasonable and satisfactory in light of the services provided. The Board also determined that, given the Fund’s current size, economies of scale were not present at the time.

PROFITABILITY OF INVESTMENT MANAGER

The Board considered and reviewed information concerning the costs incurred and profits realized by the Investment Manager from its relationship with the Fund. The Board also reviewed the Investment Manager’s financial condition, noting that it appeared stable. The Board determined that the advisory fees and the compensation payable to the Investment Manager was reasonable and that the financial condition of the Investment Manager was adequate.

ANCILLARY BENEFITS AND OTHER FACTORS

The Board also discussed other benefits to be received by the Investment Manager from its relationship with the Fund including, without limitation, the ability to market advisory services for similar products in the future. The Board noted that the Investment Manager did not have affiliations with the Fund’s transfer agent, fund accountant, custodian or distributor and, therefore, did not derive any benefits from the relationships these parties might have with the Fund. The Board concluded that the advisory fees were reasonable in light of the fall-out benefits.

GENERAL CONCLUSION

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve the continuation of the Investment Management Agreement.

Investment Manager Pender Capital Management, LLC 11766 Wilshire Boulevard, Suite 1460 Los Angeles, CA 90025	Transfer Agent/Administrator UMB Fund Services, Inc. 235 West Galena Street Milwaukee, WI 53212
Custodian Bank UMB Bank, N.A. 1010 Grand Boulevard Kansas City, MO 64106	Distributor Distribution Services, LLC 190 Middle St, Suite 301 Portland, ME 04101
Independent Registered Public Accounting Firm Grant Thornton LLP 171 N. Clark Street, Suite 200 Chicago, IL 60601	Fund Counsel Faegre Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103-6996

(b) There were no notices transmitted to stockholders in reliance on Rule 30e-3 under the 1940 Act, that contained disclosures specified by paragraph (c)(3) of that rule.

Item 2.  Code of Ethics.

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.

(b) Not applicable.

Item 7.  Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8.  Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.  Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.  Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.  Statement Regarding Basis for Approval of Investment Advisory Contract.

Statement Regarding Basis for Approval of Investment Management Agreement is included as part of the Report to Shareholders filed under Item 1(a) of this Form.

Item 12.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 13.  Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual reports.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 14.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act(17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by this report.

Item 15.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16.  Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “1940 Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s period covered by this report that materially affected, or were reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19.  Exhibits.

(a) (1)	Not applicable to semi-annual reports.

(a) (2)	Not applicable to semi-annual reports.

(a) (3)	Certifications required pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a) (4)	There were no written solicitations.

(a) (5)	There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pender Real Estate Credit Fund

/s/ Cory Johnson
By: Cory Johnson
President & Principal Executive Officer
September 3, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Cory Johnson
By: Cory Johnson
President & Principal Executive Officer
September 3, 2026

/s/ Madeline Arment
By: Madeline Arment
Principal Financial Officer
September 3, 2026